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TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Allied Motion Technologies Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ALLIED MOTION TECHNOLOGIES INC.
23 Inverness Way East, Suite 150
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 27, 2006

To the Shareholders of
Allied Motion Technologies Inc.:

        You are hereby notified that the 2006 Annual Meeting of Shareholders of Allied Motion Technologies Inc. (the "Company") will be held on Thursday, April 27, 2006 at 2:00 p.m. (Mountain Time) at                        . At this meeting, the shareholders will be asked to act on the following matters:

1.
To elect six directors of the Company;

2.
To consider and vote on an amendment to Section 9.1 of the Company's Articles of Incorporation to delete the provisions fixing the number of directors of the Company; and

3.
To transact such other business as may properly come before the 2006 Annual Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on March 9, 2006 are entitled to notice of and to vote at the 2006 Annual Meeting and any adjournment thereof.

        The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the 2006 Annual Meeting, as it is important that your shares be represented at the meeting. Even if you plan to attend the Annual Meeting, you are strongly encouraged to mark, date, sign and mail the enclosed proxy in the return envelope provided as promptly as possible.

        You may revoke your proxy by following the procedures set forth in the accompanying proxy statement. If you are unable to attend, your written proxy will assure that your vote is counted.

                      By Order of the Board of Directors

                      Susan M. Chiarmonte
                       Secretary

DATED: March     , 2006

THIS IS AN IMPORTANT MEETING. SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE 2006 ANNUAL MEETING
Why did I receive this proxy?
Who is entitled to vote?
What is the quorum for the Annual Meeting?
How many votes do I have?
How do I vote?
How do I vote my shares that are held by my broker?
What am I voting on?
Will there be any other items of business on the agenda?
How many votes are required to act on the proposals?
How are votes counted?
What happens if I return my proxy card without voting on all proposals?
Can I change my vote after I return my proxy card?
Will anyone contact me regarding this vote?
Who has paid for this proxy solicitation?
May shareholders ask questions at the Annual Meeting?
How do I submit a proposal for the 2007 Annual Meeting?
What does it mean if I receive more than one proxy card?
When was this proxy statement mailed?
Can I find additional information on the Company's website?
PROPOSAL ONE: ELECTION OF DIRECTORS
Nominees for Election as Directors
Independent Directors
BOARD COMMITTEES AND MEETINGS
Audit Committee
Compensation Committee
Governance and Nominating Committee
Board Attendance at Meetings
Shareholder Communication With the Board
Report of the Audit Committee
EXECUTIVE COMPENSATION
Compensation of Directors
Executive Officers
Compensation of Executive Officers
Option Grants
Option Exercises and Year-End Values
Employment Agreements With Certain Executive Officers
Change in Control Arrangements
Equity Compensation Plan Information
Compensation Committee Interlocks
Report of the Compensation Committee
Performance Graph
OWNERSHIP OF COMPANY STOCK
Security Ownership of Certain Beneficial Owners
Security Ownership of Management and Directors
Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL TWO: AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
PROPOSAL THREE: OTHER MATTERS

i

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING
Proposals for the Company's Proxy Material
Proposals to be Introduced at the Annual Meeting but not Intended to be Included in the Company's Proxy Material

ii

PROXY STATEMENT

QUESTIONS AND ANSWERS
ABOUT THE 2006 ANNUAL MEETING

Why did I receive this proxy?

        The Board of Directors of Allied Motion Technologies Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Shareholders. The Annual Meeting will be held Thursday, April 27, 2006, at 2:00 p.m. (Mountain Time) at                        . This proxy statement summarizes the information you need to know to vote by proxy or in person at the Annual Meeting. You do not need to attend the Annual Meeting in person in order to vote.

Who is entitled to vote?

        All shareholders of record as of the close of business on Thursday, March 9, 2006 (the "Record Date") are entitled to vote at the Annual Meeting.

What is the quorum for the Annual Meeting?

        A quorum at the Annual Meeting will consist of a majority of the votes entitled to be cast by the holders of all shares of Common Stock outstanding. No business may be conducted at the Annual Meeting if a quorum is not present. Broker non-votes (shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority) and abstentions will be counted as shares present in determining whether a quorum is present. As of the Record Date, 6,373,351 shares of Common Stock were issued and outstanding.

How many votes do I have?

        Each share of Common Stock outstanding on the Record Date is entitled to one vote on each item submitted to you for consideration.

How do I vote?

•	By Mail:	Vote, sign, date your card and mail it in the postage-paid envelope
•	In Person:	At the Annual Meeting

How do I vote my shares that are held by my broker?

        If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you.

What am I voting on?

        You will be voting on the following proposals:

•	Proposal One:	The election of six Directors of the Company
•	Proposal Two:	Amendment of the Company's Articles of Incorporation to delete the provisions fixing the number of directors of the Company (the number of directors will then be governed by the terms of our Bylaws)

Will there be any other items of business on the agenda?

        We do not expect any other items of business because the deadline for shareholder proposals and nominations has passed. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to Delwin D. Hock and Richard D. Smith with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote that proxy in accordance with their best judgment.

How many votes are required to act on the proposals?

        The holder of each outstanding share of Common Stock is entitled to one vote for each share of Common Stock on each matter submitted to a vote at a meeting of shareholders.

        Pursuant to our Articles of Incorporation and Bylaws, directors will be elected by the affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting with each share being voted for as many individuals as there are directors to be elected and for whose election the share is entitled to vote.

        Approval of the amendment of our Articles of Incorporation requires the affirmative vote of a majority of the votes cast at the meeting.

How are votes counted?

        Since the election of directors requires the approving vote to be measured against all shares of Common Stock entitled to vote, an abstention and withholding authority from that vote is the equivalent of a vote against the election of the nominated director.

        For purposes of the vote on the amendment of our Articles of Incorporation, abstentions and broker non-votes will not be counted as affirmative or negative in determining the number of shares voted.

What happens if I return my proxy card without voting on all proposals?

        When the proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with your directions. If the signed card is returned with no direction on a proposal, the proxy will be voted in favor of (FOR) Proposals One and Two.

Can I change my vote after I return my proxy card?

        You can revoke your proxy and change your vote at any time prior to the voting thereof at the Annual Meeting. You can do this by:

  •
  filing with the Secretary of the Company a written revocation or signing and submitting another proxy with a later date, or

  •
  attending the Annual Meeting, withdrawing the proxy and voting in person

        If your shares are held by a nominee and you seek to vote shares in person at the Annual Meeting, you must bring to the Annual Meeting a written statement from the nominee confirming the shareholder's beneficial ownership of a stated number of shares and that such shares have not been voted by the nominee. Your attendance at the Annual Meeting will not in itself revoke your proxy.

Will anyone contact me regarding this vote?

        Solicitation of proxies for use at the Annual Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no special compensation for any solicitation activities. In addition, we have retained the services of D.F.

King & Co., Inc. to aid in the solicitation of proxies in person, by mail or telephone. The costs are not expected to exceed $6,000 plus expenses. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such entities, and we will, upon the request of such record holders, reimburse reasonable forwarding expenses.

Who has paid for this proxy solicitation?

        We have paid the entire expense of this proxy statement and any additional materials furnished to shareholders.

May shareholders ask questions at the Annual Meeting?

        Yes. There will be time allotted at the end of the meeting when Company representatives will answer questions from the floor.

How do I submit a proposal for the 2007 Annual Meeting?

        If a shareholder wishes to have a proposal considered for inclusion in the proxy statement prior to the 2007 Annual Meeting, he or she must submit the proposal in writing to the Company (Attention: Secretary) so that it is received by                        , 2006. Shareholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals and Director nominations.

        Our Board of Directors will review any shareholder proposals that are timely submitted and will determine whether such proposals meet the criteria for inclusion in the proxy solicitation materials or for consideration at the 2007 Annual Meeting. In addition, the persons named in the proxies retain the discretion to vote proxies on matters of which the Company is not properly notified in accordance with the advance notice provisions contained in our Bylaws, and also retain such authority under certain other circumstances.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and return all proxy cards to ensure that all your shares are voted.

When was this proxy statement mailed?

        This proxy statement, the enclosed proxy card and the Annual Report were mailed to shareholders beginning on or about March    , 2006.

Can I find additional information on the Company's website?

        Yes. Our website is located at www.alliedmotion.com. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our code of ethics, corporate governance principles, charters of board committees and reports that we file with the SEC. A copy of our code of ethics, corporate governance principles and each of the charters of our board committees may be obtained free of charge by writing to Allied Motion Technologies Inc., 23 Inverness Way East, Suite 150, Englewood, Colorado 80112, Attention: Secretary.

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Articles of Incorporation and Bylaws provide for a Board consisting of not less than three and not more than six persons, as such number is determined by the Board of Directors, all of whom will be elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until the Director resigns or is otherwise removed.

        Our Board of Directors currently consists of Delwin D. Hock, Graydon D. Hubbard, George J. Pilmanis, Eugene E. Prince, Michel M. Robert and Richard D. Smith. Based on the recommendation of our Governance and Nominating Committee, all incumbent directors have been nominated to succeed themselves as directors. The affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required for the election of directors. If the number of votes required for the election of directors is not received, directors will continue in office until the next annual meeting or until resignation or removal. Unless authority is withheld, it is intended that the shares represented by proxy at the Annual Meeting will be voted in favor of the six nominees named below. All nominees have agreed to serve if elected.

        If, at the time of the Annual Meeting, any nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Nominees for Election as Directors

        The following provides certain information regarding the nominees for election to our Board of Directors. Each individual's name, position with the Company and principal occupation and business experience for the past five years is provided and, unless otherwise stated, each nominee has held the position indicated for at least the past five years.

        Delwin D. Hock, age 70—Mr. Hock has served as a director of the Company since February 1997 and as Chairman of the Board of Directors since May 2005. He retired from his position as Chief Executive Officer of Public Service Company of Colorado, a gas and electric utility, in January 1996 and as Chairman of the Board of Directors of that company in July 1997. From September 1962 to January 1996, Mr. Hock held various management positions at Public Service Company. He serves as a director on six separate entities overseeing the operation of funds in the American Century Investors fund complex.

        Graydon D. Hubbard, age 71—Mr. Hubbard has served as a director of the Company since 1991. He is a retired certified public accountant and was a partner of Arthur Andersen LLP, the Company's former independent public accountants, in its Denver office for more than five years prior to his retirement in November 1989. Since September 2003, he has served as a director of Whiting Petroleum Corporation, an independent oil and gas company engaged in acquisition, exploitation, exploration and development.

        George J. Pilmanis, age 68—Mr. Pilmanis has served as a director of the Company since 1993. For more than five years prior to his retirement in April 2003 he was chairman and president of Balriga International Corp., a privately held company concerned with business development in the Far East and Eastern Europe. In 2001 and 2002 he also served as Executive Director of the Foreign Investors Council in Latvia.

        Eugene E. Prince, age 74—Mr. Prince has served as a director of the Company since October 1975. He served as Chairman of the Board of Directors from January 1981 to May 2005, at which time he decided to step down as Chairman in connection with his transition to retirement in 2007. He served as President of the Company from October 1975 and as Chief Executive Officer from September 1976 until his resignation from those offices on August 13, 1998. He retired from his employment with the

Company effective August 13, 1998 but served as a paid consultant through November 1999. As previously disclosed, Mr. Prince and the Company were parties to a consulting agreement which provided that as long as Mr. Prince owned at least 10% of the issued shares of the Company, the Board of Directors agreed to nominate Mr. Prince for election to the Board of Directors and, if elected, to request that he be nominated for Chairman of the Board of Directors. This contract was terminated by mutual consent effective April 28, 2005.

        Michel M. Robert, age 64—Mr. Robert has served as a director of the Company since July 2004. He founded Decision Processes International, Inc. (DPI) in 1980 to provide consulting services in the field of strategy development and deployment. He is currently Chief Executive Officer and President of DPI. Mr. Robert has been published in a wide array of business magazines and journals and has authored several books.

        Richard D. Smith, age 58—Mr. Smith has served as a director of the Company since August 1996. He has served as Chief Executive Officer since August 13, 1998. He served as President from August 13, 1998 until May 1, 2002. He was Executive Vice President from August 1993 until August 1998. Mr. Smith served as Vice-President of Finance from June 1983 to August 1993. He has served as Chief Financial Officer since June 1983. Pursuant to Mr. Smith's employment agreement, as long as he is the Chief Executive Officer of the Company and is willing to serve, the Board of Directors will nominate him for election to the Board.

Independent Directors

        Under the corporate governance standards of the Nasdaq Capital Market, at least a majority of our Directors, and, except in limited circumstances, all of the members of our Audit Committee, Compensation Committee and Governance and Nominating Committee, must meet the test of "independence" as defined by Nasdaq. The Nasdaq standards provide that to qualify as an "independent" director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with the Company. The Board of Directors has determined that each current director, other than Mr. Smith, the Company's Chief Executive Officer and Chief Financial Officer, satisfies the bright line criteria and that none has a relationship with the Company that would interfere with such person's ability to exercise independent judgment as a member of our Board.

BOARD COMMITTEES AND MEETINGS

        The Board of Directors has a standing Audit Committee, Compensation Committee and Governance and Nominating Committee. Each member of each of these committees is "independent" as that term is defined in the Nasdaq listing standards. The Board has adopted a written charter for each of these committees, which is available on our web site at www.alliedmotion.com.

Audit Committee

        The Audit Committee of our Board of Directors consists of Messrs. Hubbard (Chairman), Hock and Pilmanis. The Audit Committee oversees the Company's financial reporting on behalf of the Board and is responsible for the appointment, replacement, compensation and oversight of the work of the Company's independent auditors. The Audit Committee also reviews the Company's annual and quarterly reports filed with the Securities and Exchange Commission ("SEC"). The Audit Committee met four times during the Company's 2005 fiscal year. Each member of the Audit Committee meets the current independence and experience requirements of Nasdaq and the SEC. Mr. Hubbard has been designated as the Company's "Audit Committee financial expert" in accordance with the SEC rules and regulations and qualifies as a financially sophisticated audit committee member under the Nasdaq listing standards. See "Report of the Audit Committee" below.

Compensation Committee

        The Compensation Committee of our Board of Directors currently consists of Messrs. Pilmanis (Chairman), Hock and Hubbard. The Compensation Committee has the principal responsibility to make recommendations to the Board of Directors concerning the compensation of the Company's management employees including its executive officers. The Compensation Committee also reviews, approves and recommends to the Board for their approval all awards granted under the Company's stock incentive plan and performs other functions regarding compensation as the Board may delegate. See "Report of the Compensation Committee" below. The Compensation Committee met three times during the Company's 2005 fiscal year.

Governance and Nominating Committee

        The Governance and Nominating Committee of our Board of Directors was formed on August 3, 2005 and consists of Messrs. Hock (Chairman), Hubbard and Prince. The Governance and Nominating Committee met one time during the Company's 2005 fiscal year. The Governance and Nominating Committee (i) monitors and oversees matters of corporate governance, including the evaluation of Board performance and processes and the "independence" of directors, and (ii) selects, evaluates and recommends to the Board qualified candidates for election or appointment to the Board and each Committee of the Board.

        The Board of Directors will consider nominees recommended by shareholders. Any such person will be evaluated in the same manner as any other potential nominee for director. Any suggestion for a nominee for director by a shareholder should be sent to the Company's Secretary at 23 Inverness Way East, Suite 150, Englewood, Colorado 80112, within the time periods set forth under "Shareholder Proposals for the 2007 Annual Meeting."

        The Board has not adopted specific minimum criteria for director nominees. The independent directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in services are considered for re-nomination. If any member of the Board does not wish to continue in service, or if the independent directors decide not to nominate a member for re-election, the independent directors first consider the appropriateness of the size of the board. If the independent directors determine the board seat should remain and a vacancy exists, the independent directors consider factors that it deems are in the best interests of the Company and its shareholders in identifying and evaluating a new nominee.

        In identifying suitable candidates for nomination as a director, the Governance and Nominating Committee will consider the needs of the Board and the range of skills and characteristics required for effective functioning of the Board. In evaluating such skills and characteristics, the Governance and Nominating Committee may take into consideration such factors as it deems appropriate, including those included in the Corporate Governance Principles, which were adopted on October 27, 2005, and are available at www.alliedmotion.com.

Board Attendance at Meetings

        The Board of Directors held four meetings during the Company's 2005 fiscal year. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served. Our Corporate Governance Principles provide that all directors are expected to regularly attend all meetings of the Board and the Board committees on which he serves. In addition, each director is expected to attend the Annual Meeting of Shareholders. In 2005, the Annual Meeting of Shareholders was attended by five of the directors.

Shareholder Communication With the Board

        We provide an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board of Directors or any of its members may do so in writing to Allied Motion Technologies Inc., 23 Inverness Way East, Suite 150, Englewood, Colorado 80112. Correspondence directed to an individual board member will be referred to that member. Correspondence not directed to a particular board member will be referred to the Chairman of the Board.

Report of the Audit Committee

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.

        Management is responsible for the Company's financial statements and reporting process. The Company's independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company's annual financial statements in accordance with generally accepted accounting principles in the United States of America ("GAAP") and for issuing a report on those statements.

        As members of the Audit Committee, our work is guided by our Audit Committee Charter. We have completed all Charter tasks scheduled to be performed in 2005 prior to year-end and all Charter tasks scheduled to be performed in 2006 prior to the end of the first quarter. Our work included, among other procedures:

        (1)   We pre-approved audit and permitted non-audit services of the Company's independent auditors.

        (2)   We met with management and the independent auditors on a quarterly basis to discuss financial statements and related reports and to review significant accounting and reporting matters.

        (3)   We discussed with the independent auditors their independence and the matters required to be discussed by Statement on Auditing Standards 61, "Communications with Audit Committees," as amended. We received the written disclosures from the independent auditors required by the Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees."

        (4)   Prior to their publication, we reviewed and discussed with management and the independent auditors the Company's December 31, 2005, audited financial statements, the related audit report, and the applicable management's discussion and analysis.

        Based on the work referred to above, we recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

                      Submitted by:

                      THE AUDIT COMMITTEE

                      Graydon D. Hubbard
                      Delwin D. Hock
                      George J. Pilmanis

EXECUTIVE COMPENSATION

Compensation of Directors

        The Board of Directors holds four regular full day meetings each year. Through February 2005, non-employee directors were compensated at the rate of $3,900 per full day meeting of the board, $1,200 for each additional one-half day meeting, $550 per hour for a telephone meeting, $1,200 per committee meeting, and $1,200 per half day for official travel to locations outside the Denver area. After February 2005, non-employee directors receive an annual retainer of $15,000, paid quarterly, plus $750 per full day meeting of the board attended and $600 per telephone meeting attended. The Audit Committee chairman receives an annual retainer of $4,800, the Compensation Committee and Governance and Nominating Committee chairmen each receive an annual retainer of $2,400 and each committee member receives a $1,200 annual retainer, each of which are paid quarterly.

        Each non-employee director received 1,250 shares of restricted Common Stock with a value of $4,838 on May 11, 2005. The restricted shares vest in three equal annual installments commencing on May 11, 2006.

Executive Officers

        The following provides certain information regarding our executive officers. Each individual's name and position with the Company is indicated. In addition, the principal occupation and business experience for the past five years is provided for each officer. There are no family relationships between any of our directors or executive officers.

        Richard D. Smith, age 58—Mr. Smith has served as a director of the Company since August 1996. He has served as Chief Executive Officer since August 13, 1998. He served as President from August 13, 1998 until May 1, 2002. He was Executive Vice President from August 1993 until August 1998. Mr. Smith served as Vice-President of Finance from June 1983 to August 1993. He has served as Chief Financial Officer since June 1983.

        Richard S. Warzala, age 52—Mr. Warzala was appointed President and Chief Operating Officer of the Company in May 2002 and has been employed by the Company since October 2001. From March 2000 through March 2001, Mr. Warzala served as President of the Motion Components Group for Danaher Corporation. In 1993, he was named President of API Motion, a subsidiary of American Precision Industries Inc., and continued as President until 2000, when it was acquired by Danaher. From 1976 to 1993, he held various management positions at American Precision Industries, Inc.

        Kenneth R. Wyman, age 63—Mr. Wyman was named Vice President of Marketing of the Company in February 2003. He was designated as an executive officer in February 2005. From 2000 to 2002, he was Vice President of Marketing for the Motion Components Group of Danaher Corporation. In 1995, Mr. Wyman joined API Motion as Director of Marketing, and later was named Vice President of Marketing.

Compensation of Executive Officers

        The following table summarizes the compensation awarded, earned by, or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company (the "Named Officers") during the last three fiscal years.

Summary Compensation Table

							Long Term Compensation Awards
		Annual Compensation
Name and Principal Position							Restricted Stock Awards		Securities Underlying Options	All Other Compensation
	Year	Salary			Bonus
Richard D. Smith Chief Executive Officer	2005 2004 2003	$ $ $	248,333 240,000 235,000		$ $	-0- 163,917 112,614	$58,050 -0- -0-	(1)	-0- 60,000 40,000	$ $ $	26,691 25,271 16,323	(2)
Richard S. Warzala President and Chief Operating Officer	2005 2004 2003	$ $ $	238,333 230,000 225,000		$ $	-0- 157,063 107,821	$58,050 -0- -0-	(1)	-0- 60,000 40,000	$ $ $	27,921 29,780 17,553	(3)
Kenneth R. Wyman Vice President—Marketing	2005		$129,333	(4)		-0-	-0-		-0-		$5,430	(5)

(1)
This represents the value of restricted shares granted to the Named Officer on May 11, 2005. The restricted shares vest in three equal annual installments commencing on May 11, 2006.

(2)
All other compensation for Mr. Smith during 2005 consists of Company contributions to defined contribution plans of $5,846, and Company paid life insurance premiums of $20,845.

(3)
All other compensation for Mr. Warzala during 2005 consists of Company contributions to defined contribution plans of $5,846, and Company paid life insurance premiums of $22,075.

(4)
Mr. Wyman became an executive officer of the Company in February 2005.

(5)
All other compensation for Mr. Wyman during 2005 consists of Company contributions to defined contribution plans of $5,430.

Option Grants

        No options were granted to the Named Officers during the year ended December 31, 2005.

Option Exercises and Year-End Values

        No options were exercised by Messrs. Warzala and Wyman during 2005. The following table shows the value realized by Mr. Smith upon the exercise of options, and the year-end value of unexercised in-the-money options held by the Named Officers at the fiscal year-end. Year-end values are based upon the closing price of shares of Common Stock on December 31, 2005 ($4.17).

Aggregated Options Exercises in Last Fiscal Year
and Year-End Option Values

	Shares Acquired On Exercise	Value Realized	Number of Unexercised Options at 12/31/05(1)	Value of Unexercised In-The-Money Options at 12/31/05
Richard D. Smith Chief Executive Officer	139,000	$292,730	361,000	$293,258
Richard S. Warzala President and Chief Operating Officer	N/A	N/A	500,000	$753,500
Kenneth R. Wyman Vice President—Marketing	N/A	N/A	50,000	$72,000

(1)
Includes both "in-the-money" and "out-of-the-money" options. All options are exercisable as of December 31, 2005.

Employment Agreements With Certain Executive Officers

        The Company has employment agreements with Richard D. Smith, Chief Executive Officer and Chief Financial Officer, and Richard S. Warzala, President and Chief Operating Officer. The Agreements have an initial term of five years, through 2008, and continue subsequently on a year-to-year basis unless the Company or the officer gives termination notice at least 60 days prior to expiration of the initial or subsequent terms. The Agreements contain the provisions outlined below.

        Base Salary.    The Agreements provide an annual base salary of not less than $240,000 for Mr. Smith and $230,000 for Mr. Warzala, and may be reviewed annually for increase on a merit basis. Mr. Smith's salary was increased to $250,000 and Mr. Warzala's salary was increased to $240,000 effective March 1, 2005.

        Annual Bonus.    Annual incentive bonuses are paid based on achieving performance criteria established annually by the Board of Directors. The performance criteria will recognize the overall financial performance of the Company and the improvements made in financial results. See discussion under "Report of the Compensation Committee."

        Long-Term Incentive Payment Plan.    The Company utilizes stock based awards for long-term incentives based on criteria described in the "Report of the Compensation Committee."

        Other Provisions.    Messrs. Smith and Warzala participate in other benefits and perquisites as are generally provided by the Company to its employees. In addition, the Company provides each executive officer with an automobile and with $500,000 of life insurance for which the executive may designate the beneficiaries.

        In the event of death, disability or termination by the Company prior to a change in control, other than for cause, the Agreements provide for limited continuation of salary and insurance benefits and for bonus prorations or settlements.

Change in Control Arrangements

        The Company has entered into agreements with Messrs. Smith, Warzala and Wyman pursuant to which, upon termination by the Company (other than for cause as defined in the Agreement) or by the executive for good reason (as defined in the Agreement) within 90 days prior to or 24 months following a change in control of the Company, they are entitled to receive a severance payment equal to 2.5 times (1 times for Mr. Wyman) the sum of current annual base salary plus the amount paid under the Annual Bonus Plan for the preceding fiscal year, and an allocation for incentive compensation for the current year up to the date of termination and a monthly payment for a two year period for the individual to acquire insurance benefits. The agreements expire on December 31 of each year, however, they are extended automatically on January 1 of each year for a term of two years, unless notice of non-renewal is given by the Company not later than the September 30 immediately preceding renewal. The Company has similar agreements (providing lower severance multiples) with other key executives. The change in control agreements are applicable to a change in control of the Company or of the subsidiary or division for which the executive is employed and require the key executives to remain in the employ of the Company for a specified period in the event of a potential change in control of the Company and provide employment security to them in the face of pressures to sell the Company or in the event of take-over threats, so that they can devote full time and attention to the Company's efforts free of concern about discharge in the event of a change in control of the Company. The Board of Directors has considered termination of these agreements and determined that the reasons for executing change in control agreements continue to be valid and concluded that notices of non-renewal would not be in the best interests of shareholders.

Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2005, relating to our equity compensation plans pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,448,650	$3.61	104,107
Equity compensation plans not approved by security holders	—	—	—

Total	1,448,650	$3.61	104,107

Compensation Committee Interlocks

        As noted above, the Compensation Committee is comprised of three independent Directors: Messrs. Pilmanis, Hock and Hubbard. No member of the Compensation Committee is or was formerly an officer or an employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors, nor has such interlocking relationship existed in the past.

Report of the Compensation Committee

        The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.

        In order to make our compensation recommendations to the Board of Directors, we annually evaluate the performance and determines the compensation of the Company's executive officers based upon a mix of the achievement of corporate goals and individual performance. The Chief Executive Officer and Chief Operating Officer provide recommendations to the Compensation Committee, but are not present during the discussions regarding their own compensation.

Compensation Philosophy

        We have determined that the primary goals of the Company's compensation policies are as follows:

  •
  To provide total compensation opportunities for executive officers which are sufficient to attract and retain individuals whose talents and abilities allow the Company to accomplish its strategies.

  •
  To align the interests of management and stockholders through the use of incentive compensation directly related to corporate performance and through the use of stock-based incentives that result in increased Common Stock ownership by executive officers.

Elements of Compensation

        The key elements of executive compensation are base salary, annual incentive compensation and long-term incentive compensation. In 2005 we engaged a compensation consultant to assist us in evaluating our executive compensation levels and programs.

        Base Compensation.    The main purpose of base compensation is to provide salary levels compatible to the salary levels sufficient to attract and retain executive officers. In determining salary levels for executive officers, we rely primarily on the evaluation and recommendations by Mr. Smith, Chief Executive Officer, of each officer's performance during the prior year and responsibilities for the current year.

        Annual Incentive Compensation.    We believe that annual incentive compensation payable to the executive officers of the Company should be based upon the Company's performance and should align the interests of management with those of the Company's shareholders. We have approved the Company's Incentive Bonus Plan which is designed to link performance incentives for all employees, including executive officers, to increases in shareholder value and to promote a culture of high performance and ownership by employees in which employees are rewarded for improving operating efficiencies, reducing costs and improving profitability for the Company. At the beginning of the year, we established threshold and target levels of achievement for the Company's Annual Bonus Plan after reviewing past operating results as well as forecasts and plans for the ensuing year. For 2005, an Annual Incentive Bonus structure based on Gross or Economic Value Added (GVA or EVA) Income was recommended and the Performance Thresholds and Targets were set using EVA. Based on the results of the Company for 2005, threshold performance levels were not met and therefore, Messrs. Smith, Warzala and Wyman did not receive bonuses with respect to 2005. Incentive bonuses totaling $            for 2005 were made to employees of some of the Company's operating divisions who did achieve threshold or target results.

        Long-Term Incentive Compensation.    The Company's Long-Term Incentive Payment Plan is based on stock awards pursuant to the Company's Stock Incentive Plan. In making its recommendations for stock based awards, we consider, among other things, the officer's responsibilities and efforts and performance in relation to the business plan and forecast. We also consider development of the Company's business and products, performance of the Company's products in the marketplace, impact of the Company's products and product development on future prospects for the Company, market performance of the Company's Common Stock, the relationship between the benefits of stock awards and improving shareholder value, the current level of stock and stock options held, and the shares available for award. We also consider customary business practices and long-term incentive plan benefits granted in comparison to such benefits provided to other executives in similar positions.

        We acknowledge the importance of providing competitive compensation and benefit packages in recruiting and retaining qualified personnel. Stock incentive programs remain an important component of the total compensation package for officers and key managers who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to its success to advance the interests of the Company and its shareholders and to remain affiliated with the Company.

        The Company has historically utilized grants of stock options. During 2005, we evaluated the use of stock options, stock appreciation rights and restricted stock awards as allowed under the Company's Stock Incentive Plan. We recommended restricted stock awards to executive officers, directors and key managers of the Company as follows: Messrs. Smith and Warzala (15,000 shares each), non-employee directors (1,250 shares each) and key managers (total 10,750 shares).

CEO Compensation

        In establishing the compensation of Mr. Smith, the Company's Chief Executive Officer, we consider the Company and individual performance factors previously discussed. We also evaluate his contribution to the implementation of the Company's strategic plan, the Company's total return to shareholders and his importance in delineating and implementing the Company's strategies. Based upon all relevant factors, we believe that Mr. Smith's total compensation is reasonable.

Compensation Deductibility Policy

        Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain Named Executive Officers, unless the compensation is performance based and satisfies other conditions. Our policy is to maximize the deductibility of compensation but does not preclude awards or payments that are not fully deductible if, in our judgment, such awards and payments are necessary to achieve our compensation objectives and to protect shareholder interests.

                      THE COMPENSATION COMMITTEE

                      George J. Pilmanis
                      Delwin D. Hock
                      Graydon D. Hubbard

Performance Graph

        The following performance graph reflects change in the Company's cumulative total stockholder return on Common Stock as compared with the cumulative total return of the NASDAQ Stock Market Index and the NASDAQ Electrical and Industrial Apparatus Index for the period of five years ended December 31, 2005.

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
ALLIED MOTION TECHNOLOGIES	100	96	59	131	241	139
NASDAQ STOCK MARKET (U.S.)	100	79	56	83	91	93
ELECTRICAL INDUSTRIAL APPARATUS	100	58	36	61	59	56

(1)
Assumes $100 invested on December 31, 2000 in the Company's common stock, the NASDAQ Stock Market Index and the NASDAQ Electrical Industrial Apparatus Index with the reinvestment of all dividends.

(2)
Stockholder returns over the indicated period shown in the graph above should not be considered indicative of future stockholder returns.

OWNERSHIP OF COMPANY STOCK

Security Ownership of Certain Beneficial Owners

        To the best of our knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) beneficially owned, as of the Record Date, more than five percent of the shares of Common Stock outstanding, except as set forth in the following table.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percent of Common Stock(1)
Eugene E. Prince 7560 Panorama Drive Boulder, Colorado 80303	870,384(2)	13.4%
Richard D. Smith 23 Inverness Way East, Suite 150 Englewood, Colorado 80112	744,024(3)	11.0%
Peter H. Kamin c/o The Nelson Law Firm, LLC 75 South Broadway, 4th Floor White Plains, New York 10601	567,700(4)	8.9%
Richard S. Warzala 23 Inverness Way East, Suite 150 Englewood, Colorado 80112	541,108(5)	7.9%

(1)
The percentages are based upon 6,373,351 shares of Common Stock outstanding as of the Record Date, except for certain beneficial owners who hold stock options. The percentage for each beneficial owner holding presently exercisable stock options is based upon the sum of 6,373,351 shares plus the number of shares subject to presently exercisable stock options held only by such beneficial owner, as indicated in the following notes.

(2)
Includes 102,500 shares of Common Stock which Mr. Prince has the right to acquire upon the exercise of outstanding options and 1,250 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested. Includes 88,800 shares of Common Stock held by the Prince Children's Trusts, of which Mr. Prince's wife is trustee and as to which Mr. Prince disclaims beneficial ownership.

(3)
Includes 361,000 shares of Common Stock which Mr. Smith has the right to acquire upon the exercise of outstanding options, 15,000 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested and 185,541 shares of Common Stock held by the Company's Employee Stock Ownership Plan ("ESOP") as of the Record Date, as to which Mr. Smith could be deemed to have shared investment power as a trustee of the ESOP, which includes 8,169 shares of Common Stock credited to the ESOP account of Mr. Smith. Includes 181,583 shares of Common Stock held by Smith Family Trust, of which Mr. Smith is trustee. Includes 900 shares held by Mr. Smith's wife's IRA.

(4)
Based on Schedule 13G filed by Mr. Kamin with the Securities and Exchange Commission on or about February 2, 2005. Includes 131,400 shares of held by Peter H. Kamin Childrens Trust, 157,732 shares held by Peter H. Kamin Profit Sharing Plan, 7,800 shares held by Peter H. Kamin Family Foundation and 59,300 shares held by 3K Limited Partnership, all as to which Mr. Kamin has sole voting and investment power.

(5)
Includes 500,000 shares of Common Stock which Mr. Warzala has the right to acquire upon the exercise of outstanding options and 15,000 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested. Includes 2,000 shares held by Mr. Warzala's children.

Security Ownership of Management and Directors

        The following table sets forth certain information available to the Company with respect to shares of Common Stock owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of the Record Date:

Directors, Nominees and Executive Officers	Amount of Common Stock Beneficially Owned	Percentage of Common Stock(1)
Delwin D. Hock	67,750(2)	1.1%
Graydon D. Hubbard	61,750(3)	1.0%
George J. Pilmanis	44,250(4)	*
Eugene E. Prince	870,384(5)	13.4%
Michel M. Robert	249,407(6)	3.9%
Richard D. Smith	744,024(7)	11.0%
Richard S. Warzala	541,108(8)	7.9%
Kenneth R. Wyman	53,865(9)	*
All directors, nominees and executive officers as a group	3,738,332(10)	49.6%

*
Less than 1.0%.

(1)
The percentages are based upon 6,373,351 shares of Common Stock outstanding as of the Record Date, except for certain beneficial owners who hold stock options. The percentage for each beneficial owner holding presently exercisable stock options is based upon the sum of 6,373,351 shares plus the number of shares subject to presently exercisable stock options held only by such beneficial owner, as indicated in the following notes.

(2)
Includes 48,500 shares of Common Stock which Mr. Hock has the right to acquire upon the exercise of outstanding options and 1,250 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested.

(3)
Includes 35,000 shares of Common Stock which Mr. Hubbard has the right to acquire upon the exercise of outstanding options and 1,250 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested.

(4)
Includes 35,000 shares of Common Stock which Mr. Pilmanis has the right to acquire upon the exercise of outstanding options and 1,250 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested.

(5)
See note (2) under "Security Ownership of Certain Beneficial Owners."

(6)
Includes 40,000 shares of Common Stock which Mr. Robert has the right to acquire upon the exercise of outstanding options and 1,250 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested. Includes 158,157 shares held by Mr. Robert's IRA. Includes 50,000 shares held by Mr. Robert's childrens' trusts, of which Mr. Robert's wife is a co-trustee.

(7)
See note (3) under "Security Ownership of Certain Beneficial Owners."

(8)
See note (5) under "Security Ownership of Certain Beneficial Owners."

(9)
Includes 50,000 shares of Common Stock which Mr. Wyman has the right to acquire upon the exercise of outstanding options.

(10)
Includes (i) 1,172,000 shares of Common Stock which directors and executive officers have the right to acquire upon the exercise of outstanding options; (ii) 36,250 shares of Common Stock granted to directors and executive officers as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested; and (iii) 185,541 shares of Common Stock held by the ESOP as to which Mr. Smith has shared investment power as trustee of the ESOP, which includes 8,169 shares of Common Stock held by the ESOP for the account of Mr. Smith.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers and persons who own more than ten percent of the Company's Common Stock to report their ownership and any changes in that ownership to the Securities and Exchange Commission. The Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were met for 2005.

PROPOSAL TWO:
AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION

        The Board of Directors has approved, and recommends to the shareholders, the adoption of an amendment to our Articles of Incorporation to delete the provisions fixing the number of directors of the Company currently set forth in Section 9.1 of the Articles of Incorporation.

        Article 9.1 of the Company's Articles of Incorporation, as well as Section 3.2 of the Company's Bylaws, currently provides that the number of directors constituting our Board of Directors shall be no fewer than three (3) nor more than six (6). We propose to delete this restriction. The reason for the proposed amendment is to give our Board of Directors the discretionary authority to increase its number of members. It might be advisable in the context of an acquisition of another company for a representative of that company to be on our Board of Directors or it might be advisable at some time to appoint persons with special knowledge and experience to the Board. We believe that this restriction should be deleted so that the Directors can determine the maximum and minimum size of the Company's Board of Directors without having to seek shareholder approval in the event that such number exceeds six or is less than three.

        If our shareholders approve this proposal, Section 9.1 of our Articles of Incorporation will be amended to read in its entirety as follows:

        "9.1    Number.    The business and affairs of the Corporation shall be managed by a Board of Directors. The authorized number of directors of the Corporation may be stated in or fixed in accordance with the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the general laws of the State of Colorado now or hereafter in force."

        If our shareholders approve this proposal, the Board of Directors intends to amend our Bylaws to define the size of the Company's Board of Directors from no fewer than three and no more than nine. In addition, the Board of Directors will consider increasing the number of Directors on the Board and the appointment of Richard Warzala, our President and Chief Operating Officer, to fill that newly created vacancy at some future date.

        Approval requires the affirmative vote of a majority of the votes cast on the proposed Amendment.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO DELETE THE PROVISIONS FIXING THE NUMBER OF THE COMPANY'S DIRECTORS.

PROPOSAL THREE: OTHER MATTERS

        Our management does not know of any other matters to come before the 2006 Annual Meeting. However, if any other matters come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP served as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2005. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

        The Audit Committee has not selected the Company's independent registered public accounting firm for the year ending December 31, 2006. The Audit Committee annually reviews the performance of the Company's independent auditor and the fees charged for their services. The Audit Committee anticipates, from time to time, obtaining competitive proposals from other independent public accounting firms for our annual audit. Based upon the Audit Committee's analysis of this information, the Audit Committee will determine which independent public accounting firm to engage to perform our annual audit.

        The following table shows the fees billed to the Company for the audit and other services provided by KPMG LLP related to years 2005 and 2004.

	2005	2004
Audit Fees(1)	$237,700	$294,800
Audit-Related Fees(2)	47,000	43,800
Tax Fees(3)	41,900	58,300
All Other Fees	23,900	39,900

Total	$350,500	$436,800

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements, review of the Company's quarterly financial statements and audit services provided in connection with other regulatory filings.

(2)
Audit-related fees consist of benefit plan audits.

(3)
Tax fees principally include fees for tax return preparation and tax consulting.

(4)
All other fees were paid for due diligence assistance in acquisitions and various consulting services.

        The Audit Committee has adopted policies and procedures providing for the pre-approval of audit and non-audit services performed by the Company's independent auditor. Pre-approval may be given as part of the Audit Committee's approval on the engagement of the independent auditor or on an individual case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to the Audit Committee chairman, but the decision is subsequently reported to the full Audit Committee.

        The Audit Committee has considered whether the provision of services described above is compatible with maintaining the independence of KPMG LLP. The Audit Committee believes that the fees billed by KPMG LLP for the services described are compatible with KPMG LLP maintaining its independence as the Company's principal accountant.

SHAREHOLDER PROPOSALS
FOR THE 2007 ANNUAL MEETING

Proposals for the Company's Proxy Material

        Any Company shareholder who wishes to submit a proposal for presentation at the Company's 2007 Annual Meeting of Shareholders must submit such proposal to the Company at its office at 23 Inverness Way East, Suite 150, Englewood, Colorado 80112, Attention: Secretary, no later than                        , in order to be considered for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2007 Annual Meeting of Shareholders.

Proposals to be Introduced at the Annual Meeting but not Intended to be Included in the Company's Proxy Material

        For any shareholder proposal to be presented in connection with the 2007 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a shareholder must give timely written notice thereof in writing to the Secretary of the Company in compliance with the advance notice and eligibility requirements contained in the Company's Bylaws. To be timely, a shareholder's notice must be delivered to the Secretary at the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder to be timely must be so received at a reasonable time before the solicitation is made. The notice must contain specified information about each nominee or the proposed business and the shareholder making the nomination or proposal.

        Based upon a meeting date of April 27, 2006 for the 2006 Annual Meeting of Shareholders, a qualified shareholder intending to introduce a proposal or nominate a director at the 2007 Annual Meeting of Shareholders should give written notice to the Company's Secretary not later than February 27, 2007 and not earlier than January 28, 2007.

        The specific requirements of these advance notice and eligibility provisions are set forth in Article II of the Company's Bylaws, a copy of which is available upon request.

        Such requests and any shareholder proposals should be sent to the Secretary of the Company at 23 Inverness Way East, Suite 150, Englewood, Colorado 80112.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      SUSAN M. CHIARMONTE
                       Secretary

March    , 2006

ALLIED MOTION TECHNOLOGIES INC.
23 Inverness Way East, Ste. 150
Englewood, CO 80112

        The undersigned hereby appoints Delwin D. Hock and Richard D. Smith, or either of them, proxies of the undersigned, each with the power of substitution, and hereby authorizes them to vote, as designated below, all the shares of common stock, no par value, of the undersigned at the annual meeting of shareholders of Allied Motion Technologies Inc. (the "Company") to be held on April 27, 2006, and at all adjournments thereof, with respect to the following:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED

Item 1. To elect six directors to hold office until the next Annual Meeting of shareholders.

        NOMINEES:

        E. E. Prince, R. D. Smith, D. D. Hock, G.D. Hubbard, G. J. Pilmanis and M.M. Robert

  ☐
  FOR ALL NOMINEES

  ☐
  WITHHOLD AUTHORITY
  to vote for all nominees

  ☐
  FOR ALL EXCEPT
  (See instructions below)

  INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and print that nominee's name in the space provided below. IF AUTHORITY TO VOTE FOR NOMINEES IS NOT EXPRESSLY WITHHELD, IT SHALL BE DEEMED GRANTED.

Item 2. APPROVAL OF THE AMENDMENT TO SECTION 9.1 OF THE ARTICLES OF INCORPORATION

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

Item 3. OTHER MATTERS—In the proxies discretion on such other business matters as may properly come before the Annual Meeting.

        This proxy is being solicited on behalf of the Board of Directors of the Company, and may be revoked prior to its exercise. This proxy, when properly executed, will be voted as directed above by the undersigned shareholder. If no direction is made, it will be voted FOR the nominees named in Item 1, FOR the amendment to the Company's Articles of Incorporation in Item 2 and in the proxies' discretion on such other business as may properly come before the Annual Meeting.

Your signature should appear exactly as your name appears on this Proxy. For joint accounts, all owners should sign. When signing in a fiduciary or representative capacity, please give your full title as such.

By:
Date:	, 2006

PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE
AS PROMPTLY AS POSSIBLE.